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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Multilink Technology Corporation on Form S-8 of our report dated February 14, 2001, (except for Note 15 as to which the date is May 31, 2001) appearing in the Form S-1 of Multilink Technology Corporation.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 6, 2002